EXHIBIT 10.1

ELEVENTH AMENDMENT TO

LOAN AGREEMENT

THIS ELEVENTH AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated as of August 26, 2004 between NVR MORTGAGE FINANCE, INC., a Virginia corporation (“Borrower”), the Lenders party to the Loan Agreement referred to below (“Lenders”), U.S. BANK NATIONAL ASSOCIATION, as agent (“Agent”) for the Lenders.

WITNESSETH THAT:

WHEREAS, the Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of September 7, 1999, as amended by a Consent, Waiver and First Amendment to Loan Agreement dated as of November 19, 1999, a Second Amendment to Loan Agreement and Second Amendment to Pledge and Security Agreement dated as of September 1, 2000, a Third Amendment to Loan Agreement dated as of February 16, 2001, a Fourth Amendment to Loan Agreement dated as of August 31, 2001, a Fifth Amendment to Loan Agreement dated as of November 1, 2001, a Consent, Waiver and Sixth Amendment to Loan Agreement dated as of December 14, 2001, a Seventh Amendment to Loan Agreement dated as of May 17, 2002, an Eighth Amendment to Loan Agreement dated as of August 15, 2002 a Ninth Amendment to Loan Agreement dated as of April 16, 2003 and a Tenth Amendment to Loan Agreement dated as of August 28, 2003 (as so amended, the “Loan Agreement”), pursuant to which the Lenders provide the Borrower with a revolving mortgage warehousing credit facility;

WHEREAS, the Borrower and the Lenders have agreed to amend the Loan Agreement upon the terms and conditions herein set forth.

NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) The definition of “Scheduled Termination Date” in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Scheduled Termination Date” means August 25, 2005.

(b) Schedule 1.1(a) to the Credit Agreement is hereby amended and restated to read as set forth in Exhibit A to this Amendment.

(c) Schedule 1.1(b) to the Credit Agreement is hereby amended and restated to read as set forth in Exhibit B to this Amendment.

3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date first above written (the “Effective Date”), provided the Agent shall have received at least nine (9) counterparts of this Amendment, duly executed by the Borrower and all of the Lenders, and the following conditions are satisfied:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower in Section 5 of the Loan Agreement and Section 5 of the Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

(b) Before and after giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

(c) No material adverse change in the business, assets, financial condition or prospects of the Borrower shall have occurred since March 31, 2004.

(d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

(i) a copy of resolutions of the Board of Directors of the Borrower, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

(ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the Bylaws of the Borrower made or entered following the date of the most recent certified copies thereof furnished to the Lenders; and

(iii) such other documents, instruments and approvals as the Agent may reasonably request.

(e) The Agent shall have received a new Committed Warehouse Promissory Note for each of Comerica Bank, JP Morgan Chase Bank and National City Bank of Kentucky in the amount of their Commitment Amount after giving effect to this Amendment.

4. Acknowledgments. The Borrower and each Lender acknowledges that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrower and the Lenders, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrower confirms and acknowledges that it will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted

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by the terms of the Loan Agreement. The Borrower represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity) and (iii) no Events of Default or Default exist.

5. General.

(a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.

(b) This Amendment may be executed in several counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

(c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

(d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

(e) This Amendment shall be binding upon the Borrower, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

NVR MORTGAGE FINANCE, INC.

By:	/s/ William J. Inman
Its:	President
U.S. BANK NATIONAL ASSOCIATION, as
Agent and Lender

By:	/s/ Kathleen Connor
Its:	Vice President

[Signature Page to Eleventh Amendment to Loan Agreement]

GUARANTY BANK

By:	/s/ Jenny Ray Stilwell
Its:	Vice President

[Signature Page to Eleventh Amendment to Loan Agreement]

NATIONAL CITY BANK OF KENTUCKY

By:	/s/ Steve D. Clear
Its:	Account Officer

[Signature Page to Eleventh Amendment to Loan Agreement]

COMERICA BANK

By:	/s/ Gary Sieveking
Its:	Senior Vice President

[Signature Page to Eleventh Amendment to Loan Agreement]

JPMORGAN CHASE BANK

By:	/s/ Cynthia E. Crites
Its:	Senior Vice President

[Signature Page to Eleventh Amendment to Loan Agreement]

EXHIBIT A TO

ELEVENTH AMENDMENT

TO CREDIT AGREEMENT

Schedule 1.1(a) to Loan Agreement

Commitment Schedule

Lender	Commitment Amount

U.S. Bank National Association Mortgage Banking Services U.S. Bank Place 800 Nicollet Mall Mail Station BC-MN-H03B Minneapolis, Minnesota 55402 Attention: Kathleen Connor Telephone: 612-973-0306 Telecopy: 612-973-0826	$50,667,500

Guaranty Bank 8333 Douglas, 11th Floor Dallas, Texas 75225 Attention: Jenny Stilwell Telephone: 214-360-2837 Telecopy: 214-360-1660	$35,000,000

Comerica Bank Comerica Tower at Detroit Center 500 Woodward Avenue Detroit, MI 48226 Attention: Steve D. Clear Telephone: 313-222-3042 Telecopy: 313-222-9295	$25,000,000

National City Bank of Kentucky 101 South 5th Street Louisville, KY 40202 Attention: Mary Jo Reiss Telephone: 502-581-4197 Telecopy: 502-581-4154	$24,332,500

JPMorgan Chase Bank 707 Travis – 6 CBBN 91 Houston, TX 77002-8091 Attention: Ms. Cynthia E. Crites Telephone: 713-216-4425 Telecopy: 713-216-1567	$40,000,000

TOTAL	$175,000,000

EXHIBIT B TO

ELEVENTH AMENDMENT

TO CREDIT AGREEMENT

Schedule 1.1(b) to Loan Agreement

Investors

FNMA AVM, LP	Chase Manhattan Mortgage Corporation
FHLMC	Charter One Bank, F.S.B.
GNMA	Vining Sparks
First Boston	Great American Federal Savings and Loan
Merrill Lynch	Association
Morgan Stanley Dean Witter	Long Island Savings Bank
Greenwich Captial	Rossyln National Mortgage Corporation
Donaldson, Lufkin and Jenrette	Principal Residential Mortgage
Paine Webber	CBS Mortgage Corporation
Mabon Securities Corp.	Carrollton Bank (Carrollton Mortgage
Nomura Securities International, Inc.	Services, Inc.)
Citigroup Global Markets, Inc.	Chase Manhattan Bank, USA, NA
Household Mortgage Services.	Tucker Federal Bank
Wachovia Securities	Indy Mac
NationsBank	Peoples Heritage Bank
J.P. Morgan Securities Corp.	Chevy Chase Bank
Plaza Home Mortgage	Citimortgage
First Star Bank, N.A.	NationsBank Mortgage
Sovereign Bank	Wilshire Financial Services Group
Countrywide Funding Corp.	Regions Mortgage, Inc.
Countrywide Home Loans, Inc.	Surety Mortgage, Inc.
Countrywide Mortgage Conduit	York Federal Savings
G.E. Capital Mortgage	Bear Stearns
Citicorp Mortgage	Astoria Savings
PNC Mortgage Company	Guaranty Federal Bank
Saxon Mortgage Company	First Union National Bank
The Massachusetts Company	Commercial Federal Mortgage Corporation
Wells Fargo Mortgage, Inc.	Greenpoint Savings
Residential Funding Corp.	Comnet Mortgage Services
Mellon Bank.	Colombo Savings
Fleet Mortgage Group	Greater Atlantic Savings Bank, F.S.B.
Marine Midland Mortgage Servicing Corp.	Florida Housing Finance Corporation
Inland Mortgage	Housing Finance Authority of Hillsborough County
Headlands Mortgage Company	Franklin Credit Management Corp.
Maryland Community Development	RBMG, Inc.
Administration a/d/a/ CDA	Southern California Housing Finance Agency
North Carolina Housing Finance Agency	State of New York Mortgage Agency

Ohio Housing Finance Agency	Tennessee Housing Development Agency
Orange County Housing Finance Authority	Advest
Pennsylvania Housing Finance Agency	Bank One
Lehman Brothers Bank	National City Mortgage
Dollar Bank	Charter One Mortgage
Virginia Housing Development Agency	E-Trade Financial
Washington Mutual

COMMITTED WAREHOUSE PROMISSORY NOTE

$25,000,000.00	Minneapolis, Minnesota
August 26, 2004

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of Comerica Bank (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, or such other address as may be given to the Maker by Agent, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. This Note amends and restates, but does not constitute payment upon or a novation of, that certain Committed Warehouse Promissory Note made by the Maker to the Payee dated most recently prior to the date hereof. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

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If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

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COMMITTED WAREHOUSE PROMISSORY NOTE

$40,000,000.00	Minneapolis, Minnesota
August 26, 2004

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of JPMorgan Chase Bank (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, or such other address as may be given to the Maker by Agent, the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. This Note amends and restates, but does not constitute payment upon or a novation of, that certain Committed Warehouse Promissory Note made by the Maker to the Payee dated most recently prior to the date hereof. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

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COMMITTED WAREHOUSE PROMISSORY NOTE

$24,332,500.00	Minneapolis, Minnesota
August 26, 2004

FOR VALUE RECEIVED, the undersigned, NVR Mortgage Finance, Inc., a Virginia corporation (the “Maker”), hereby unconditionally promises to pay to the order of National City Bank of Kentucky (the “Payee”), for the account of the Payee at the offices of U.S. Bank National Association (“Agent”) at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or such other address as may be given to the Maker by Agent, the principal sum of TWENTY-FOUR MILLION THREE HUNDRED THIRTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($24,332,500.00), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in the Loan Agreement. Payments of and interest on this Note shall be due and payable on the dates and in the manner provided in the Loan Agreement.

This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Loan Agreement among the Maker, Lenders named therein, and Agent as agent for Lenders dated as of September 7, 1999 (as amended to date and as the same may be amended from time to time, the “Loan Agreement”), and is one of the “Committed Warehouse Promissory Notes” and one of the “Notes” referred to therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement. Reference is made to Section 11.9 of the Loan Agreement for certain provisions limiting the rate of interest which may be charged on this Note. This Note amends and restates, but does not constitute payment upon or a novation of, that certain Committed Warehouse Promissory Note made by the Maker to the Payee dated most recently prior to the date hereof. Reference is also made to the Loan Agreement for a statement of (i) the obligation of the Payee to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated, as the case may be, (iii) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events and (iv) the Maker’s right to cure certain Defaults, if any, as more fully set forth therein.

Except as otherwise provided in the Loan Agreement, the Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

NVR MORTGAGE FINANCE, INC., as Maker

By:	/s/ William J. Inman
Name:	William J. Inman
Title:	President

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